UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934
Date of Report (date of earliest event report):  November 19, 2008 (November 14, 2008)

GEOKINETICS INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-33460 (Commission File Number)	94-1690082 (I.R.S. Employer Identification Number)

1500 CityWest Blvd., Suite 800
Houston, Texas 77042
 (Address of principal executive offices)

(713) 850-7600

(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of theregistrant under any of the following provisions:

 ☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K 11-19-2008

ITEM 7.01               Regulation FD Disclosure

On November 14, 2008, Geokinetics Inc., a Delaware corporation (the "Company"), announced the participation of Richard F. Miles, the Company’s President and Chief Executive Officer, and Scott A. McCurdy, the Company’s Vice President and Chief Financial Officer, in the 2nd Annual Houston Energy Financial Forum on Wednesday, November 19, 2008, starting at 1:50 p.m. Central Standard Time at the Houstonian Hotel, Houston, TX.  The press release is attached hereto as exhibit 99.1 and the presentation is attached hereto as exhibit 99.2, the contents of which are furnished in its entirety.

The information in Item 7.01 of this Current Report on Form 8-K, including the exhibits, is deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1932, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01                Financial Statements and Exhibits.

(d)           Exhibits

99.1	Press release announcing participation in the 2nd Annual Houston Energy Financial Forum.
99.2	Presentation for the 2nd Annual Houston Energy Financial Forum.

Form 8-K 11-19-2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GEOKINETICS INC.

Date: November 19, 2008	By:	/s/ Scott A. McCurdy
Scott A. McCurdy, Vice President and Chief Financial Officer